UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road
Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip Code)

(801) 523-3100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on April 30, 2019 (the “Annual Meeting”).  The total number of outstanding shares entited to vote as of March 6, 2019, the record date for the annual meeting, was 26,616,707.  According to the inspector of elections, the stockholders present in person or by proxy represented 24,227,916 shares of common stock (entitled to one vote per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of three Class III directors of the Company, each to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2022 and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Class III Director Nominees
David C. Habiger	12,007,236	5,485,906	6,734,774
Martin Plaehn	17,184,550	308,592	6,734,774
Maria Thomas	17,192,180	300,962	6,734,774

Accordingly, the foregoing nominees were elected as Class III directors to the Company’s board of directors.

Proposal 2—Ratification of the appointment of an independent registered public accounting firm. The stockholders voted on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
23,957,832	251,142	18,942	0

Accordingly, the appointment of the independent registered public accounting firm was ratified.

Proposal 3—Approval the compensation of our Named Executive Officers. The stockholders voted to approve the compensation of our Named Executive Officers as set for in the Summary Compensation Table in our Proxy Statement, a copy of which was made available on or about March 20, 2019 to all of our stockholders of record as of the close of business on March 6, 2019. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
16,928,264	485,697	79,181	6,734,774

This vote was advisory and non-binding.

Proposal 4—Recommend the preferred frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers. The stockholders voted to recommend that future non-binding advisory votes to approve the compensation of our Named Executive Officers be held each year. Stockholders voted as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
15,972,012	23,386	1,478,264	19,480	6,734,774

This vote was advisory and non-binding.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2019

CONTROL4 CORPORATION

	By:	/s/ Mark Novakovich
Mark Novakovich
Chief Financial Officer

3